Exhibit 99.2

BANKFINANCIAL CORPORATION

Third QUARTER 2022

QUARTERLY FINANCIAL AND STATISTICAL SUPPLEMENT

FOR THE LATEST FIVE QUARTERS

Note: Certain reclassifications have been made in the prior period’s financial statements and reflected in the Selected Quarterly Financial and Statistical Data tables to conform to the current period’s presentation.

The information and statistical data contained herein have been prepared by BankFinancial Corporation and have been derived or calculated from selected quarterly and period–end historical financial statements prepared in accordance with accounting principles generally accepted in the United States. BankFinancial Corporation is under no obligation to update, keep current, or continue to provide the information contained herein. This information is provided solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or establish any business relationships with BankFinancial Corporation or its subsidiary.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2022			2021
	IIIQ	IIQ	IQ	IVQ	IIIQ
PERFORMANCE MEASUREMENTS
Return on assets (ratio of net income to average total assets) (1)	0.79%	0.62%	0.30%	0.57%	0.40%
Return on equity (ratio of net income to average equity) (1)	8.31	6.64	3.24	6.00	4.05
Net interest rate spread (1)	3.42	3.00	2.66	2.75	2.68
Net interest margin (1)	3.52	3.07	2.73	2.81	2.75
Efficiency ratio (2)	69.70	73.01	84.20	79.50	81.96
Noninterest expense to average total assets (1)	2.60	2.47	2.47	2.47	2.45
Average interest–earning assets to average interest–bearing liabilities	137.90	138.10	139.03	138.57	138.97
Number of full service offices	20	19	19	19	19
Employees (full time equivalents)	199	200	206	221	224

SUMMARY STATEMENT OF FINANCIAL CONDITION
ASSETS
Cash and due from other financial institutions	$11,753	$10,655	$9,722	$9,095	$11,432
Interest-bearing deposits in other financial institutions	204,378	259,816	391,280	493,067	517,183
Securities, at fair value	199,339	158,951	132,634	85,694	14,693
Loans receivable, net	1,141,799	1,142,743	1,055,069	1,044,207	1,047,056
Foreclosed assets, net	524	842	968	725	1,049
Stock in Federal Home Loan Bank and Federal Reserve Bank, at cost	7,490	7,490	7,490	7,490	7,490
Premises and equipment, net	24,949	25,103	24,939	25,043	24,772
Bank-owned life insurance	18,879	18,893	19,157	19,129	19,097
Deferred taxes	5,156	4,261	3,750	2,762	2,348
Other assets	14,957	16,132	15,143	13,470	15,022
Total assets	$1,629,224	$1,644,886	$1,660,152	$1,700,682	$1,660,142

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits	$1,425,258	$1,444,750	$1,461,605	$1,488,431	$1,454,389
Borrowings	—	—	5,000	5,000	5,000
Subordinated notes, net of unamortized issuance costs	19,623	19,612	19,601	19,590	19,578
Other liabilities	33,273	26,394	20,051	30,195	23,002
Total liabilities	1,478,154	1,490,756	1,506,257	1,543,216	1,501,969
Stockholders’ equity	151,070	154,130	153,895	157,466	158,173
Total liabilities and stockholders’ equity	$1,629,224	$1,644,886	$1,660,152	$1,700,682	$1,660,142

(1)	Annualized
(2)	The efficiency ratio represents noninterest expense, divided by the sum of net interest income and noninterest income.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2022			2021
	IIIQ	IIQ	IQ	IVQ	IIIQ
SUMMARY STATEMENT OF OPERATIONS
Total interest income	$14,930	$12,884	$11,418	$12,073	$11,748
Total interest expense	1,008	754	643	686	718
Net interest income	13,922	12,130	10,775	11,387	11,030
Provision for (recovery of) loan losses	350	459	276	(221)	(6)
Net interest income after provision for (recovery of) loan losses	13,572	11,671	10,499	11,608	11,036
Noninterest income	1,287	1,839	1,444	1,631	1,374
Noninterest expense	10,601	10,199	10,289	10,349	10,166
Income before income tax	4,258	3,311	1,654	2,890	2,244
Income tax expense (1)	1,037	744	386	519	600
Net income	$3,221	$2,567	$1,268	$2,371	$1,644
Basic and diluted earnings per common share	$0.25	$0.19	$0.10	$0.18	$0.12

NONINTEREST INCOME AND EXPENSE
Noninterest Income
Deposit service charges and fees	$829	$826	$781	$832	$814
Loan servicing fees	59	190	101	395	140
Mortgage brokerage and banking fees	12	9	8	2	16
Trust insurance commissions and annuities income	287	262	338	256	263
(Loss) earnings on bank-owned life insurance	(14)	11	28	32	31
Bank-owned life insurance death benefit	—	446	—	—	—
Other	114	95	188	114	110
Total noninterest income	$1,287	$1,839	$1,444	$1,631	$1,374

Noninterest Expense
Compensation and benefits	$5,241	$5,489	$5,480	$5,827	$5,782
Office occupancy and equipment	1,970	1,933	2,134	1,711	1,824
Advertising and public relations	138	208	142	195	157
Information technology	894	895	851	871	779
Professional fees	245	412	373	312	311
Supplies, telephone, and postage	342	362	347	391	382
FDIC insurance premiums	134	106	116	133	125
Other	1,637	794	846	909	806
Total noninterest expense	$10,601	$10,199	$10,289	$10,349	$10,166

(1)	Income tax expense for the quarter ended December 31, 2021 includes a $200,000 valuation reserve recovery related to the Company's Illinois NOL carryforward.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2022			2021
	IIIQ	IIQ	IQ	IVQ	IIIQ
LOANS
One–to–four family residential real estate	$24,484	$26,247	$28,221	$30,133	$31,829
Multi–family mortgage	481,838	485,742	435,522	426,136	435,634
Nonresidential real estate	115,820	115,983	99,817	103,172	100,469
Construction and land	160	84	—	—	499
Commercial loans and leases	523,669	519,662	496,245	489,512	483,705
Consumer	2,363	1,574	1,572	1,685	1,760
	1,148,334	1,149,292	1,061,377	1,050,638	1,053,896
Net deferred loan origination fees and costs	851	653	478	284	55
Allowance for loan losses	(7,386)	(7,202)	(6,786)	(6,715)	(6,895)
Loans, net	$1,141,799	$1,142,743	$1,055,069	$1,044,207	$1,047,056

LOAN ORIGINATIONS (1)
One–to–four family residential real estate	$592	$268	$348	$494	$332
Multi–family mortgage	44,614	75,595	35,661	38,265	33,296
Nonresidential real estate	8,947	21,254	5,837	6,522	2,988
Construction and land	76	84	—	—	—
Commercial loans	168,438	183,464	184,290	195,228	125,404
Equipment finance	53,982	90,267	30,821	84,072	51,890
Consumer	544	563	496	572	584
	$277,193	$371,495	$257,453	$325,153	$214,494
Weighted average interest rate	6.26%	4.87%	4.56%	4.07%	4.33%

LOAN PAYMENTS and PAYOFFS (2)
One–to–four family residential real estate	$2,296	$2,233	$2,324	$2,266	$3,364
Multi–family mortgage	48,158	26,156	25,598	47,882	32,362
Nonresidential real estate	9,460	5,018	8,823	3,760	2,613
Construction and land	—	—	—	499	—
Commercial loans	160,502	197,912	170,543	202,524	111,666
Equipment finance	56,779	51,671	38,701	71,088	49,241
Consumer	525	557	587	656	610
	$277,720	$283,547	$246,576	$328,675	$199,856
Weighted average interest rate	5.88%	4.94%	4.42%	4.26%	4.38%

(1)	Loan originations include purchased loans, draws on revolving lines of credit and exclude loan renewals.
(2)	Loan payments and payoffs exclude loan renewals.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2022			2021
	IIIQ	IIQ	IQ	IVQ	IIIQ
CREDIT QUALITY:
Nonperforming Assets:
Nonaccrual loans:
One–to–four family residential real estate	$715	$323	$330	$367	$341
Nonresidential real estate	—	—	—	297	296
Equipment finance	525	610	101	76	9
	1,240	933	431	740	646

Loans past due over 90 days still accruing	415	753	1,531	10	—

Foreclosed assets, net
Other real estate owned - Nonresidential real estate	243	274	274	—	—
Other foreclosed assets	281	568	694	725	1,049
	524	842	968	725	1,049

Nonperforming assets	$2,179	$2,528	$2,930	$1,475	$1,695

Asset Quality Ratios
Nonperforming assets to total assets	0.13%	0.15%	0.18%	0.09%	0.10%
Nonperforming loans to total loans (1)	0.14	0.15	0.18	0.07	0.06
Nonperforming commercial-related loans to total commercial-related loans (2)	0.08	0.12	0.16	0.04	0.03
Nonperforming residential and consumer loans to total residential and consumer loans	2.66	1.16	1.11	1.15	1.02
Allowance for loan losses to nonperforming loans	446.28	427.16	345.87	895.33	1,067.34

Concentrations of Credit
Commercial real estate for FFIEC concentration limits	$575,526	$579,455	$514,434	$508,298	$514,777
% FFIEC total capital	329.27%	331.26%	295.56%	294.98%	298.54%

Multi–family mortgage loans - 50% risk based capital qualified (included above)	$103,745	$121,717	$153,558	$67,548	$73,776
% FFIEC total capital	59.35%	69.58%	88.22%	39.20%	42.79%

(1)	Nonperforming loans include nonaccrual loans and loans past due 90 days and still accruing.
(2)	Commercial-related loans include multi-family mortgage, nonresidential real estate, construction and land, and commercial loans and leases.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2022			2021
	IIIQ	IIQ	IQ	IVQ	IIIQ
SUBSTANDARD PERFORMING LOANS
One–to–four family residential real estate	$163	$424	$433	$476	$509
Commercial loans and leases	50	56	63	—	1,191
Consumer	4	5	3	6	7
	$217	$485	$499	$482	$1,707

ALLOWANCE FOR LOAN LOSSES
Beginning balance	$7,202	$6,786	$6,715	$6,895	$6,857
Charge–offs:
One-to-four family residential real estate	(71)	(1)	(4)	(3)	—
Nonresidential real estate	—	—	(192)	(7)	—
Commercial loans and leases	(104)	(51)	—	(7)	—
Consumer	(16)	(15)	(18)	(12)	(2)
	(191)	(67)	(214)	(29)	(2)
Recoveries:
One-to-four family residential real estate	2	3	2	64	38
Multi-family mortgage	6	4	5	5	7
Nonresidential real estate	2	2	—	—	—
Commercial loans and leases	15	—	1	1	1
Consumer	—	15	1	—	—
	25	24	9	70	46

Net (charge–offs) recoveries	(166)	(43)	(205)	41	44
Provision for (recovery of) loan losses	350	459	276	(221)	(6)
Ending balance	$7,386	$7,202	$6,786	$6,715	$6,895

Allowance for loan losses to total loans	0.64%	0.63%	0.64%	0.64%	0.65%
Net (charge–offs) recoveries ratio (1)	(0.06)	(0.02)	(0.08)	0.02	0.02

(1)	Annualized

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2022			2021
	IIIQ	IIQ	IQ	IVQ	IIIQ
DEPOSITS
Noninterest–bearing demand	$307,116	$311,408	$339,504	$342,185	$328,182
Interest–bearing NOW accounts	409,135	400,405	384,665	404,326	392,273
Money market accounts	314,436	334,237	330,094	333,369	319,857
Savings deposits	206,048	205,590	207,201	201,633	196,810
Certificates of deposit - retail	188,278	192,616	198,911	203,468	213,320
Certificates of deposit - wholesale	245	494	1,230	3,450	3,947
	$1,425,258	$1,444,750	$1,461,605	$1,488,431	$1,454,389

SELECTED AVERAGE BALANCES
Total average assets	$1,632,775	$1,648,736	$1,666,086	$1,673,813	$1,657,862
Total average interest–earning assets	1,571,188	1,586,230	1,601,040	1,608,652	1,592,482
Average loans	1,147,154	1,096,005	1,050,668	1,044,246	1,045,586
Average securities	187,163	141,603	116,360	32,542	16,915
Average stock in FHLB & FRB	7,490	7,490	7,490	7,490	7,490
Average other interest–earning assets	229,381	341,132	426,522	524,374	522,491
Total average interest–bearing liabilities	1,139,368	1,148,577	1,151,564	1,160,863	1,145,887
Average interest–bearing deposits	1,119,751	1,126,883	1,126,969	1,136,279	1,121,314
Average borrowings and Subordinated notes	19,617	21,694	24,595	24,584	24,573
Average stockholders’ equity	155,000	154,634	156,492	157,961	162,361

SELECTED YIELDS AND COST OF FUNDS (1)
Total average interest–earning assets	3.77%	3.26%	2.89%	2.98%	2.93%
Average loans	4.40	4.28	4.17	4.44	4.32
Average securities	1.74	1.22	1.04	0.98	1.08
Average other interest–earning assets	2.22	0.80	0.21	0.17	0.17
Total average interest–bearing liabilities	0.35	0.26	0.23	0.23	0.25
Average interest–bearing deposits	0.29	0.20	0.16	0.17	0.18
Average cost of total deposits	0.22	0.15	0.12	0.13	0.14
Average cost of retail and commercial deposits	0.29	0.20	0.15	0.16	0.18
Average cost of wholesale deposits, borrowings and Subordinated notes	3.96	3.62	3.16	3.10	3.08
Average cost of funds	0.27	0.21	0.18	0.18	0.19
Net interest rate spread	3.42	3.00	2.66	2.75	2.68
Net interest margin	3.52	3.07	2.73	2.81	2.75

(1)	Annualized

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2022			2021
	IIIQ	IIQ	IQ	IVQ	IIIQ
CAPITAL RATIOS
BankFinancial Corporation (1)
Equity to total assets (end of period)	9.27%	9.37%	9.27%	9.26%	9.53%
Tangible equity to tangible total assets (end of period)	9.27	9.37	9.27	9.26	9.53
Risk–based total capital ratio	17.97	18.49	19.82	19.47	19.22
Common Tier 1 (CET1)	15.32	15.78	16.94	16.66	16.44
Risk–based tier 1 capital ratio	15.32	15.78	16.94	16.66	16.44
Tier 1 leverage ratio	9.55	9.48	9.32	9.32	9.45
Tier 1 capital	$155,725	$156,085	$155,164	$155,818	$156,632
BankFinancial, NA (2)
Risk–based total capital ratio	17.19%	17.68%	19.01%	18.43%	18.11%
Common Tier 1 (CET1)	16.47	16.95	18.27	17.71	17.39
Risk–based tier 1 capital ratio	16.47	16.95	18.27	17.71	17.39
Tier 1 leverage ratio	10.26	10.18	10.05	9.91	10.00
Tier 1 capital	$167,403	$167,723	$167,268	$165,599	$165,537

COMMON STOCK AND DIVIDENDS
Stock Prices:
Close	$9.46	$9.39	$10.36	$10.67	$11.48
High	10.27	10.78	11.27	11.81	12.79
Low	9.18	9.30	10.30	10.33	10.62
Common shares outstanding	12,922,174	13,153,485	13,178,485	13,228,485	13,374,133
Book value per share	$11.69	$11.72	$11.68	$11.90	$11.83
Tangible book value per share	$11.69	$11.72	$11.68	$11.90	$11.83
Cash dividends declared on common stock	$0.10	$0.10	$0.10	$0.10	$0.10
Dividend payout ratio	40.53%	51.24%	104.33%	55.88%	83.58%
Stock repurchases	$2,313	$254	$539	$1,673	$8,503
Stock repurchases – shares	231,311	25,000	50,000	145,648	744,587

EARNINGS PER SHARE COMPUTATIONS
Net income	$3,221	$2,567	$1,268	$2,371	$1,644
Weighted average basic and dilutive common shares outstanding	13,060,266	13,165,023	13,204,041	13,264,374	13,722,333
Basic and diluted earnings per common share	$0.25	$0.19	$0.10	$0.18	$0.12

(1)

As a small bank holding company, the Company is exempt from the Federal Reserve Board's risk-based capital and leverage rules.  BankFinancial Corporation capital data is included for informational purposes only.

(2)

The Bank's current required minimum Community Bank Leverage Ratio is 9.00%. The Community Bank Leverage Ratio is equal to the Bank's Tier 1 Leverage Ratio.  Other BankFinancial, NA capital data is included for informational purposes only.